AGREEMENT

This Agreement ("**Agreement**") is made and entered into as of February 14, 2013, by and between **SciGen Ltd.**, a public company incorporated under the laws of Singapore, with its registered seat at 152 Beach Road, Suite 26-07/08, Gateway East, Singapore 189721 ("**Scigen**") and **SciGen (I.L.) Ltd.**, a private company incorporated under the laws of Israel, with company registration no. 51- 367955-5, with its registered office at Gad Feinstein Rd., Rehovot 76100, Israel (the "**Company**").

Scigen and the Company may sometimes be referred to individually as a "**Party**" and collectively as the "**Parties**".

WHEREAS, on October 16, 2012, FDS Pharma LLP ("**FDS Pharma**"), Scigen and the Company entered into an Assignment and Assumption Agreement (the "**Assignment and Assumption Agreement**") under which the Company assumed all of the rights and obligations of FDS Pharma under the Assignment Agreement dated February 14, 2012 by and between FDS Pharma and the Company (the "**Assignment Agreement**");

WHEREAS, the Parties have agreed to amend the Company's payment obligations under the Assignment Agreement, as assumed by the Company under the Assignment and Assumption Agreement, solely as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein set forth, the Parties agree as follows:

1. **Financial Understandings**

1.1. Notwithstanding anything to the contrary set forth in Section 2.3.2 of the Assignment Agreement, the Parties hereby agree that the second payment of US$ 500,000.00 (five hundred thousand) described in Section 2.3.2 of the Assignment Agreement shall be due and payable in 3 (three) installments paid to SciGen's bank account as follows:

1.1.1. US$ 300,000 (three hundred thousand US Dollars) - by not later than February 28, 2013;

1.1.2. US$ 100,000 (one hundred thousand US Dollars - by no later than April 30, 2013; and

1.1.3. US$ 100,000 (one hundred thousand US Dollars) - by no later than May 30, 2013.

1.2. Tthe Parties hereby agree that royalties in the amount of US$ 25,000 (twenty five thousand US Dollars) which are currently due and owing to Scigen pursuant to Section 2.5 of the Assignment Agreement shall be paid by no later than March 30, 2013.

1.3. In addition the Parties agree that the amounts mentioned in Article 1.1 above shall not be decreased by, in particular through set off, any Company's receivables against Scigen, in particular by any receivables which may arise in connection with the SPA (as defined in the Assignment Agreement), including claims relating to Warranties (as defined in the SPA).

2. **Miscellaneous**

2.1. This Agreement contains all of the modifications to the payment obligations assumed by the Company under the Assignment and Assumption Agreement and except as expressly amended hereby, such obligations shall continue in full force and effect. The Assignment and Assumption Agreement, as modified pursuant to this Agreement shall be read and construed as one and the same instrument. In any case of a contradiction between the provisions of this Agreement and the provisions of the Assignment and Assumption Agreement, the provisions of this Agreement will prevail.

2.2. This Agreement may be executed in any number of counterparts and executed signature pages sent by facsimile transmission or e-mail as a PDF document shall be binding as evidence of such Party's agreement hereto and acceptance hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SciGen IL Ltd ~~**SciGen Ltd.**~~	**SciGen (I.L.) Ltd.**
By:	By: Melamed Dobroslav
Name: Michal Ben-Attar	Name: Melamed Dobroslav
Title: CEO	Title: President
SciGen IL Ltd. 513679555	SciGen IL Ltd. 513679555

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2. **Miscellaneous**

2.1. This Agreement contains all of the modifications to the payment obligations assumed by the Company under the Assignment and Assumption Agreement and except as expressly amended hereby, such obligations shall continue in full force and effect. The Assignment and Assumption Agreement, as modified pursuant to this Agreement shall be read and construed as one and the same instrument. In any case of a contradiction between the provisions of this Agreement and the provisions of the Assignment and Assumption Agreement, the provisions of this Agreement will prevail.

2.2. This Agreement may be executed in any number of counterparts and executed signature pages sent by facsimile transmission or e-mail as a PDF document shall be binding as evidence of such Party's agreement hereto and acceptance hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SciGen Ltd.	**SciGen (I.L.) Ltd.**
By: [signature]	By: ____________
Name: SŁAWOMIR ZIEGERT	Name: ____________
Title: CEO	Title: ____________

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